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EXHIBIT 10.73

                                                                  EXECUTION COPY

                                 AMENDMENT NO. 3

                           DATED AS OF AUGUST 7, 2003

                                       TO

                  RECEIVABLES PURCHASE AND SERVICING AGREEMENT

                                       and

                           RECEIVABLES SALE AGREEMENT

                           DATED AS OF JANUARY 8, 2002

                  THIS AMENDMENT No. 3 (this "Amendment") is entered into as of August 7, 2003 by and among THE ENTITIES LISTED ON THE SIGNATURE PAGES HEREOF AS ORIGINATORS (the "Originators"), EAGLEPICHER INCORPORATED (formerly known as Eagle-Picher Industries, Inc.) (the "Servicer"), EAGLE-PICHER FUNDING CORPORATION ("EPFC"), and GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation, in its separate capacities as a committed purchaser (the "Committed Purchaser") and as administrative agent (in such capacity, the "Administrative Agent") under the "Receivables Purchase and Servicing Agreement" referred to below. All capitalized terms used in this Amendment and not otherwise defined herein will have the respective meanings set forth in the "Receivables Purchase and Servicing Agreement".

                                    RECITALS:

                  WHEREAS, the Originators and EPFC are parties to a Receivables Sale Agreement dated as of January 8, 2002 (as amended, restated, supplemented or otherwise modified from time to time, the "Receivables Sale Agreement");

                  WHEREAS, EPFC, the Servicer, the Committed Purchaser and the Administrative Agent are parties to a Receivables Purchase and Servicing Agreement dated as of January 8, 2002 (as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the "Receivables Purchase and Servicing Agreement");

                  WHEREAS, the Servicer, the Originators, EPFC, the Committed Purchaser and the Administrative Agent have agreed to amend the Receivables Purchase and Servicing Agreement and the Receivables Sale Agreement, as applicable, on the conditions set forth herein;

                  NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and

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sufficiency of which are hereby acknowledged, the Originators, the Servicer,
EPFC, the Committed Purchaser and the Administrative Agent hereby agree as follows.

                  1. AMENDMENTS TO RECEIVABLES PURCHASE AND SERVICING AGREEMENT. Effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 3 below, the Receivables Purchase and Servicing Agreement is hereby amended as follows:

                  1.1 Section 5.02 of the Receivables Purchase and Servicing Agreement is hereby amended to include the following subsection 5.02(e):

                  "(e) The Seller hereby agrees that after July 10, 2006 but on or before November 30, 2006, the Seller shall furnish to the Administrative Agent an opinion of counsel (i) stating that in the opinion of such counsel, such action has been taken with respect to the filing of all financing statements and continuation statements as necessary for the Administrative Agent to maintain a first-priority perfected Lien in the Seller Collateral and (ii) describing all financing statements amendments and continuation statements that, in the opinion of such counsel, will be required to maintain the first priority perfected Lien in the Seller Collateral."

                  1.2 The definition of the term "Credit Agreement" set forth in Annex X to the Receivables Purchase and Servicing Agreement shall be amended to delete such definition in its entirety and to substitute the following therefor:

                           "`Credit Agreement' shall mean that certain Credit
                  Agreement dated as of August 7, 2003, among EaglePicher Incorporated, EaglePicher Holdings Inc., the Persons party thereto as "lenders" and Harris Trust and Savings Bank as administrative agent."

                  1.3 The definition of the term "Final Purchase Date" set forth in Annex X to the Receivables Purchase and Servicing Agreement is hereby amended by deleting the date "January 7, 2005" appearing therein and replacing the date "January 7, 2008" therefor.

                  1.4 The definition of the term "Maximum Purchase Limit" set forth in Annex X to the Receivables Purchase and Servicing Agreement shall be amended to delete such definition in its entirety and to substitute the following therefor:

                           "`Maximum Purchase Limit' shall mean $55,000,000, as
                  such amount may be reduced in accordance with Section 2.02(a) of the Purchase Agreement."

                  1.5 Exhibit 2.03(c) of the Receivables Purchase and Servicing Agreement shall be amended by deleting such Exhibit 2.03(c) in its entirety and replacing the attached Exhibit 2.03(c) therefor.

                  1.6 Annex G of the Receivables Purchase and Servicing Agreement shall be amended by deleting such Annex G in its entirety and replacing the attached Annex G therefor.

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                  2. AMENDMENT TO RECEIVABLES SALE AGREEMENT. Effective as of
the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 3 below, Section 4.02 of the Receivables Sale Agreement is hereby amended to include the following subsection 4.02(t):

                           "(t) Each Originator hereby agrees that after July
                  10, 2006 but on or before November 30, 2006, such Originator shall furnish to the Administrative Agent an opinion of counsel (i) stating that in the opinion of such counsel, such action has been taken with respect to the filing of all financing statements and continuation statements as necessary for the Administrative Agent to maintain a first-priority perfected Lien in the Originator Collateral and (ii) describing all financing statements amendments and continuation statements that, in the opinion of such counsel, will be required to maintain the first priority perfected Lien in the Originator Collateral."

                  3. CONDITIONS OF EFFECTIVENESS OF THIS AMENDMENT. This Amendment shall become effective as of the date hereof (the "Effective Date") when, and only when, the Administrative Agent shall have received the following:

                  3.1 counterparts of this Amendment duly executed by each Originator, the Servicer, EPFC, the Committed Purchaser and the Administrative Agent;

                  3.2 a fully executed payoff letter, in form and substance acceptable to the Administrative Agent, with respect to the obligations under that certain Credit Agreement dated as of February 19, 1998 by and among the Servicer, as borrower, the Originators party thereto, as credit parties, the lenders from time to time party thereto and ABN AMRO N.V. as agent for the lenders;

                  3.3 evidence that a certain Intercreditor Agreement dated as of the date hereof (the "Intercreditor Agreement") has been duly authorized and executed by each of the Originators, EPFC, the Administrative Agent, the Collateral Agent and Harris Trust and Savings Bank as agent for the lenders from time to time party to the Credit Agreement (as defined in Section 1.2 above) and that the Intercreditor Agreement is enforceable by its terms; and

                  3.4 an amendment fee in the amount of $187,500 in immediately available funds, which when paid shall be fully earned by the Administrative Agent and non-refundable.

                  4. REPRESENTATIONS AND WARRANTIES.

                  4.1 Upon the effectiveness of this Amendment, each of the Servicer, the Originators and EPFC (a) hereby reaffirms all covenants, representations and warranties made by it in the Receivables Purchase and Servicing Agreement, the Receivables Sale Agreement and each other Related Document to the extent the same are not amended hereby and except to the extent the same expressly relates solely to an earlier date, (b) agrees that all such covenants, representations and warranties shall be deemed to have been re-made as of the Effective Date and (c) represents and warrants that, as of the Effective Date and after giving effect hereto, no Termination Event, Incipient Termination Event, Event of Servicer Termination or Incipient Servicer Termination Event has occurred and is continuing.

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                  4.2 Each Originator, the Servicer and EPFC hereby represents and warrants that this Amendment, the Receivables Purchase and Servicing Agreement and the Receivables Sale Agreement, as amended hereby, constitute legal, valid and binding obligations of such Person and are enforceable against such Person in accordance with their respective terms.

                  5. REFERENCE TO AND EFFECT ON RELATED DOCUMENTS.

                  5.1 Upon the effectiveness of this Amendment pursuant to
Section 3 hereof, on and after the Effective Date, each reference to the Receivables Purchase and Servicing Agreement, the Receivables Sale Agreement in any of the Related Documents shall mean and be a reference to the Receivables Purchase and Servicing Agreement or the Receivables Sale Agreement, as the case may be, as amended hereby.

                  5.2 Except as specifically set forth above, the Receivables Purchase and Servicing Agreement, the Receivables Sale Agreement, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

                  5.3 The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of EPFC, the Committed Purchaser or the Administrative Agent, nor constitute a waiver of any provision of any of the Related Documents, or any other documents, instruments and agreements executed and/or delivered in connection therewith.

                  6. HEADINGS. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

                  7. COUNTERPARTS. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

                  8. ENTIRE AGREEMENT. This Amendment, taken together with the Receivables Purchase and Servicing Agreement, the Receivables Sale Agreement and all of the other Related Documents, embodies the entire agreement and understanding of the parties hereto and supersedes all prior agreements and understandings, written and oral, relating to the subject matter hereof.

                  9. GOVERNING LAW. THIS AMENDMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK BUT OTHERWISE WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES).

                  10. NO COURSE OF DEALING. The Committed Purchaser and the Administrative Agent have entered into this Amendment on the express understanding with the Originators, EPFC and the Servicer that in entering into this Amendment the Committed Purchaser and the

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Administrative Agent are not establishing any course of dealing with the
Originators, EPFC or the Servicer. The rights of the Committed Purchaser and the Administrative Agent to require strict performance with all the terms and conditions of the Receivables Purchase and Servicing Agreement as amended by this Amendment and the other Related Documents shall not in any way be impaired by the execution of this Amendment. Neither the Committed Purchaser nor the Administrative Agent shall be obligated in any manner to execute any further amendments or waivers, and if such waivers or amendments are requested in the future, assuming the terms and conditions thereof are acceptable to them, the Committed Purchaser and the Administrative Agent may require the payment of fees in connection therewith.

                  11. WAIVER OF CLAIMS. In consideration for the execution by the Committed Purchaser and the Administrative Agent of this Amendment, each Originator, the Seller and the Servicer hereby waives each and every claim, defense, demand, action and suit of any kind or nature whatsoever against each of the Committed Purchaser, the Administrative Agent, the Operating Agent and each other Affected Party arising on or prior to the date hereof in connection with the Receivables Purchase and Servicing Agreement, any of the Related Documents and the transactions contemplated thereby.

                  12. EXPENSES. In consideration for the execution by the Committed Purchaser, the Administrative Agent and the Collateral Agent of this Amendment, each Originator, EPFC and the Servicer jointly and severally agrees to promptly reimburse each of the Committed Purchaser, the Administrative Agent and the Collateral Agent for all of the reasonable out-of-pocket expenses, including, without limitation, attorneys' and paralegals' fees and expenses, it has heretofore or hereafter incurred or incurs in connection with the preparation, negotiation and execution of this Waiver.

                  13. SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon each Originator, the Servicer, EPFC, the Committed Purchaser, the Administrative Agent and the Collateral Agent and their respective successors and assigns and shall inure to the benefit of each such Person.

                  14. INTEGRATION. This Amendment contains the entire understanding of the parties hereto with regard to the subject matter contained herein. This Amendment supercedes all prior or contemporaneous negotiations, promises, covenants, agreements and representations of every nature whatsoever with respect to the matters contained in this Amendment, all of which have become merged and finally integrated into this Amendment. Each of the parties hereto understands that in the event of any subsequent litigation, controversy or dispute concerning any of the terms, conditions or provisions of this Amendment, no party shall be entitled to offer or introduce into evidence any oral promises or oral agreements among the parties relating to the subject matter of this Amendment not included or referred to herein and not reflected by a writing included or referred to herein.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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         IN WITNESS WHEREOF, the parties have caused this Amendment No. 3 to be duly executed and delivered by their duly authorized officers as of the date first above written.

                                               EAGLEPICHER INCORPORATED, as the
                                               Servicer and an Originator

                                               By:_____________________________
                                                   Name:
                                                   Title:

                                               EAGLE-PICHER FUNDING CORPORATION,
                                               as the Seller

                                               By:______________________________
                                                   Name:
                                                   Title:

                                 Amendment No. 3
                           dated as of August __, 2003
                 to Receivables Purchase and Servicing Agreement
                         and Receivables Sale Agreement
                           dated as of January 8, 2002

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                                            GENERAL ELECTRIC CAPITAL
                                            CORPORATION, as Committed Purchaser

                                            By:________________________________
                                                Name:
                                                Title: Duly Authorized Signatory

                                            GENERAL ELECTRIC CAPITAL
                                            CORPORATION, as Administrative Agent
                                            and as Collateral Agent

                                            By:_________________________________
                                                Name:
                                                Title: Duly Authorized Signatory

                                 Amendment No. 3
                           dated as of August __, 2003
                 to Receivables Purchase and Servicing Agreement
                         and Receivables Sale Agreement
                           dated as of January 8, 2002

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                                            CARPENTER ENTERPRISES LIMITED, as an
                                            Originator
                                            By:_________________________________
                                            Name:
                                            Title:

                                            EAGLEPICHER AUTOMOTIVE, INC., as an
                                            Originator
                                            By:_________________________________
                                            Name:
                                            Title:

                                            DAISY PARTS, INC., as an Originator

                                            By:_________________________________
                                            Name:
                                            Title:

                                            EAGLEPICHER FILTRATION & MINERALS,
                                            INC., as an Originator

                                            By:_________________________________
                                            Name:
                                            Title:

                                            EAGLEPICHER TECHNOLOGIES, LLC, as an
                                            Originator

                                            By:_________________________________
                                            Name:
                                            Title:

                                            EAGLEPICHER PHARMACEUTICAL SERVICES,
                                            LLC,  as an Originator

                                            By:_________________________________
                                            Name:
                                            Title:

                                 Amendment No. 3
                           dated as of August __, 2003
                 to Receivables Purchase and Servicing Agreement
                         and Receivables Sale Agreement
                           dated as of January 8, 2002

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                                 EXHIBIT 2.03(c)

                                   (attached)

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                                     ANNEX G

                                   (attached)